UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2007 (January 10, 2007)

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7251 W. 4th Street Greeley, Colorado 80634
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On January 11, 2007, UAP Holding Corp. issued a press release announcing the appointment of Mr. Steven Y. Gold to the Company’s Board of Directors as a Class III director (with a term expiring at the 2007 annual meeting of stockholders), effective January 10, 2007. There are no arrangements or understandings between Mr. Gold and any other person pursuant to which he was selected as a Director of the Company. Mr. Gold has no reportable transactions under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

The board of directors of UAP Holding Corp. has declared a cash dividend of $0.1875 per share, which will be payable on March 1, 2007, to stockholders of record as of February 15, 2007. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document
99.1	Press Release dated January 11, 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)
Date: January 11, 2007
	By:	/s/ Todd A. Suko
Todd A. Suko
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated January 11, 2007.